UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2014

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WORKIVA INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36773	47-2509828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2900 University Boulevard, Ames, IA		50010
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (888) 275-3125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation
On December 10, 2014, Workiva Inc. (the “Company”) filed a certificate of incorporation (the “Certificate”) with the Secretary of State of the State of Delaware in connection with the Company’s conversion from a Delaware limited liability company to a Delaware corporation (the “Conversion”). A description of the Certificate is included in the Company’s Registration Statement on Form S-1 (File No. 333-199459) (the “Registration Statement”).
A copy of the Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Bylaws
Also on December 10, 2014, the Board adopted bylaws (the “Bylaws”) of the Company. A description of the Bylaws is included in the Registration Statement.
A copy of the Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1 3.2	Certificate of Incorporation of Workiva Inc. Bylaws of Workiva Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2014	WORKIVA INC.

	By:	/s/ Troy M. Calkins
	Name:	Troy M. Calkins
	Title:	Executive Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

3.1 3.2	Certificate of Incorporation of Workiva Inc. Bylaws of Workiva Inc.